UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

        Date of Report (Date of earliest event reported): April 15, 2005

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)


    Netherlands Antilles                0-19961                    N/A
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
      of incorporation)                                   Identification Number)

                          -----------------------------


                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles            N/A
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number, including area
                            code: 011-59-99-465-8525
                          -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[    ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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Section 1.      Registrant's Business and Operations.

Item 1.01.      Entry into a Material Definitive Agreement.

On April 15, 2005, Orthofix International N.V., a corporation organized under the laws of the Netherlands Antilles (the "Company"), Orthofix Inc., a Minnesota corporation, and Charles W. Federico entered into a new employment agreement (the "Agreement") under which Mr. Federico will continue to serve as the Company's President and Chief Executive Officer effective as of April 15, 2005. The Agreement provides for a two-year employment term and supercedes and terminates his prior employment agreement dated July 1, 2001. The Agreement provides that Mr. Federico will receive a minimum annual base salary of $464,473. He will be eligible for bonuses as determined by the Board and benefits provided to other senior executives.

If, prior to expiration of the two-year employment term, Mr. Federico's employment is terminated by the Company without "cause" or by Mr. Federico for "good reason" (each term as defined in the Agreement), he will be entitled to receive a severance amount equal to (a) a lump sum equal to the highest monthly base salary in effect in the preceding three years multiplied by the number of months remaining in the employment term, payable immediately following termination, plus (b) a prorated annual bonus through the date of termination, to the extent he was otherwise entitled to a bonus, payable in the next fiscal year that bonuses are otherwise paid to senior executives. In addition, Mr. Federico's outstanding options will continue to vest through the end of the full two-year employment term and he and his dependents will continue to receive employee welfare benefits (or their monetary value) during that period.

In contrast, if prior to expiration of the full employment term, Mr. Federico's employment is otherwise terminated by the Company for cause, by Mr. Federico other than for good reason, or as a result of his death or disability, Mr. Federico is generally entitled to limited salary and benefits accrued through his date of termination or as otherwise required by law.

Mr. Federico's right to terminate the Agreement for good reason includes the right to terminate (a) if there is a significant diminution in his duties, compensation or benefits, (b) if there is an uncured breach of the Agreement by the Company and (c) following a "change in control" (as defined in the Agreement). In order to terminate for good reason following a change in control, Mr. Federico must remain employed for six months after the date of the change in control (unless he is earlier terminated by the Company) and, thereafter, may only exercise his right to terminate for such good reason during the three-month period after the six-month waiting period.

The Agreement includes a binding commitment of the Company to enter into a consulting agreement with Mr. Federico effective as of the end of the employment term, but only if he (a) remains an employee through the end of the employment term, (b) is terminated without cause prior to such time or (c) terminates for good reason (but not if he voluntarily terminates for good reason following a change in control). The consulting period would continue until December 31, 2010 and during such time the Company would pay Mr. Federico (a) $50,000 per year so long as he remains a director of the Company and (b) $110,000 per year during such time as he provides consulting services, but is not a director. In addition, he and his dependents are entitled to group health benefits (or the financial equivalent thereof) during the consulting period. Mr. Federico will also be provided with secretarial support in order to assist him in the performance of his consulting duties. In the event of termination of Mr. Federico's employment without cause during the employment term, the Company reserves the right to make an annual payment to Mr. Federico in the amount otherwise required to be paid to him for consulting services until the end of the consulting term rather than require Mr. Federico to provide any consulting services. Such amounts are in addition to the severance rights described above.

The employment agreement contains a non-solicitation of employees and customers restrictive covenant that extends for two years following the end of the employment term, a non-competition restrictive covenant that remains in effect for so long as Mr. Federico is employed and a confidentiality restrictive covenant that lasts indefinitely. Such restrictive covenants will extend during the period of any post-termination consulting agreement and for various periods following the end of the consulting period.

A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the foregoing description should be read in conjunction with such exhibit.

Item 1.02.      Termination of a Material Definitive Agreement

Pursuant to the terms of the Agreement as described under Item 1.01 of this Current Report on Form 8-K, the Agreement will supercede and effectively terminate as of April 15, 2005 the employment agreement between the Company and Mr. Federico, dated July 1, 2001. A description of such employment agreement is contained in the Company's definitive proxy statement for the 2004 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on May 18, 2004, which description is incorporated by reference in this Current Report on Form 8-K.

Section 9.      Financial Statements and Exhibits.

Item 9.01.      Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.             Description of Document
-----------             -----------------------

10.1 Employment Agreement between Charles W. Federico, Orthofix, Inc. and Orthofix International N.V., dated as of April 15, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 15, 2005

                                           ORTHOFIX INTERNATIONAL N.V.


                                           By:   /s/ Thomas Hein
                                               -----------------------
                                               Name:  Thomas Hein
                                               Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.             Description of Document
-----------             -----------------------

10.1 Employment Agreement between Charles W. Federico, Orthofix, Inc. and Orthofix International N.V., dated as of April 15, 2005